Texas Mineral Resources Corp. 8-K

Exhibit 10.1

Loan And Securities Purchase Agreement

THIS Loan and Securities Purchase Agreement (this “Agreement”) is made as of February 10, 2025 by and among Texas Mineral Resources Corp., a Delaware corporation (the “Company”), and [________] (the “Lender”).

THE PARTIES HEREBY AGREE AS FOLLOWS:

1.	Loan and Issuance of Notes
1.1	Loan and Warrants

(a)       Subject to the terms and conditions of this Agreement, the Lender hereby agrees to loan the Company [___________] Dollars [($________)] (the “Loan”) to be delivered to the Company at the Closing (as defined below).

(b)       The Loan shall be evidenced by a promissory note issued by the Company in substantially the form attached hereto as Exhibit A (a “Promissory Note”). The Promissory Note shall be due and payable 180 days from the date of issuance and the principal balance shall bear no interest. There shall be no penalty for prepayment of the Promissory Note. The Promissory Note is convertible, at the option of the Lender, into shares of Company common stock (“Common Stock”) at a conversion price of $0.30 per share (such Common Stock issued upon conversion, the “Conversion Shares”).

(c)       As consideration for the receipt of the Loan, the Company agrees to issue to the Lender a Common Stock purchase warrant (“Warrant”), exercisable to purchase [____] shares of Common Stock of the Company (“Warrant Shares”) at a price equal to $0.30 per Warrant Share for a term of five (5) years from the date hereof, such Warrant to be in the form set forth hereto as Exhibit B. The Company also hereby grants to the Lender certain piggy-back registration rights, as set forth in Section 3 hereto.

(d)       The Lender shall have the right to exchange the principal amount of the Promissory Note into any Company debt or equity securities issued by the Company for cash consideration in any financing exceeding $1,000,000 that closes on or prior to August 10, 2025 (“Financing”), by exchanging the principal amount of the Promissory Note for an investment in the Financing equal to the principal amount of the Promissory Note so exchanged. The Lender, if Lender determines to participate in the exchange, will enter into the Financing documentation, as well as documentation reflecting the cancellation of the Promissory Note, as requested by the Company. Lender further agrees to comply with, and be subject to, the Company-imposed procedure for notification of, and agreement to participate in, such exchange with respect to the Financing.

1.2	Closing

The Closing shall take place remotely at the Company offices or such other place as the Company and the Lender may mutually agree, on such date set forth above (the “Closing”).

2.	Securities Law Representations and Warranties

The Lender has been advised that the issuance of the Promissory Note, the Conversion Shares, the Warrants and the Warrant Shares (collectively, the “Securities”) have not been and will not be registered under the Securities Act of 1933, as amended (the “Act”), or under any applicable state securities laws, and these Securities are being offered and sold pursuant to exemptions from such registration requirements. The Company is relying in part upon the Lender’s representations and warranties contained in this Section 2 for the purpose of qualifying for applicable exemptions from registration or qualification pursuant to federal or state securities laws, rules and regulations. The Lender hereby represents and warrants to the Company as follows:

2.1	Purchase Entirely for Own Account

The Securities will be acquired for investment for the Lender’s own account, not as a nominee or agent, and not with a view to distributing all or any part thereof; the Lender has no present intention of selling, granting any participation in or otherwise distributing the Securities in a manner contrary to the Act or any applicable state securities law.

2.2	Due Diligence

The Lender has been solely responsible for his/her/its own due diligence investigation of the Company and its business, and his/her/its analysis of the merits and risks of the investment and subscription made pursuant to this Agreement, and is not relying on anyone else’s analysis or investigation of the Company, its business or the merits and risks of the Securities, other than professional advisors employed specifically by the Lender to assist the Lender. In taking any action or performing any role relative to arranging the investment being made pursuant to this Agreement, the Lender has acted solely in his/her/its own interest and not in that of any other party, and no other party has acted as an agent or fiduciary for the Lender and the Lender has not engaged or agreed to pay any fee to any broker or third party in connection with this investment.

2.3	Access to Information

The Lender has been given access to full and complete information regarding the Company and has utilized such access to his/her/its satisfaction for the purpose of obtaining information about the Company, including reviewing the Company’s public filings available at www.sec.gov. The Lender acknowledges that he/she/it has carefully reviewed all of the Company’s SEC filings for at least the most recent 12-month period.

2.4	Sophistication and Investor Status

The Lender, either alone or with the assistance of his/her/its professional advisor, is a sophisticated Lender, is able to fend for himself/herself/itself in the transactions contemplated by this Agreement, and has such knowledge and experience in financial and business matters that he/she/it is capable of evaluating the merits and risks of a subscription for the Securities. The Lender is an “accredited investor” as defined in Rule 501(a) of Regulation D under the Act.

2.5	Suitability

The investment in the Securities is suitable for the Lender based upon his/her/its investment objectives and financial needs, and the Lender has adequate net worth and means for providing for his/her/its financial needs and contingencies and has no need for liquidity of investment with respect to the Securities. The Lender’s overall commitment to investments that are illiquid or not readily marketable is not disproportionate to his/her/its net worth, and investment in the Securities will not cause such overall commitment to become excessive.

2.6	Professional Advice

The Lender has obtained, to the extent he/she/it deems necessary, his/her/its own professional advice with respect to the risks inherent in the investment in the Securities, and the suitability of the investment in the Securities in light of the Lender’s financial condition and investment needs.

2.7	Ability to Bear Risk

The Lender is in a financial position to purchase and hold the Securities and is able to bear the economic risk and withstand a complete loss of his/her/its investment in the Securities.

2.8	High Degree of Risk

THE LENDER RECOGNIZES THAT THE INVESTMENT IN THE SECURITIES IS AN INVESTMENT INVOLVING A HIGH DEGREE OF RISK AND HAS REVIEWED THE RISK FACTORS IN THE COMPANY’S FILINGS WITH THE SEC.

2.9	Residency

The Lender represents that he/she/it is a bona fide resident of, and/or is domiciled in, the state set forth in such Lender’s residence address on Appendix I.

2.10	Private Offering

The Lender represents that the offering of the Securities was not made to his/her/its by way of any public offering or through any general solicitation or general advertisement as those terms are used in Rule 502 of Regulation D under the Act.

3.	Piggy-Back Registration Rights
3.1	Requests for Incidental Registration

If, at any time prior to 5:00 p.m. Eastern Time on February 10, 2026, the Company proposes to register any of its shares of Common Stock (other than pursuant to a registration on Form S-4 or S-8 or any successor form), it will give prompt written notice to the Lender of its intention to effect such registration (the “Incidental Registration”). Within ten business days of receiving such written notice of an Incidental Registration, the Lender may make a written request (the “Piggy-Back Request”) that the Company include in the proposed Incidental Registration all, or a portion, of the Registrable Securities (as defined below) owned by the Lender (which Piggy-Back Request shall set forth the Registrable Securities intended to be disposed of by the Lender and the intended method of disposition thereof). As used herein “Registrable Securities” shall mean the Warrant Shares and any other securities issued or issuable with respect to the Warrant Shares by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise, provided that any particular shares of such Warrant Shares shall cease to be Registrable Securities on the earlier of (A) the one-year anniversary of the date of this Agreement, being 5:00 p.m. Eastern Time on February 10, 2026, or (B) when (i) a registration statement with respect to the sale of such securities shall have become effective under the Act (a “Registration Statement”) and such securities shall have been disposed of in accordance with such Registration Statement, (ii) such shares shall have become eligible to be sold to the public by the Lender pursuant to Rule 144 under the Act, or (iii) subsequent disposition of such shares shall not require registration or qualification of them under the Act or of any similar state law then in force.

3.2	Obligation to Effect Incidental Registration

(a) The Company will use its commercially reasonable efforts to include in any Incidental Registration all Registrable Securities which the Company has been requested to register pursuant to any timely Piggy-Back Request to the extent required to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered.

(b) Notwithstanding the preceding Sections 3.1 and 3.2(a):

 (i) the Company shall not be obligated pursuant to this Section 3 to effect a registration of Registrable Securities requested pursuant to a timely Piggy-Back Request if the Company discontinues the related Incidental Registration at any time prior to the effective date of any Registration Statement filed in connection therewith;

 (ii) if a registration pursuant to this Section 3 involves an underwritten offering, and the managing underwriter (or, in the case of an offering that is not underwritten, an investment banker) shall advise the Company that, in its opinion, the number of securities requested and otherwise proposed to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company will include in such registration to the extent of the number which the Company is so advised can be sold in such offering, first, the securities the Company proposes to sell for its own account in such registration and second, the Registrable Securities of the Lender requesting to be included in such registration and all other securities requested to be included in such registration on a pro rata basis; and

 (iii) if the Company is engaged in, or has definitive plans to engage in, any activity or negotiations that, in the good faith determination of the Board of Directors of the Company, would be adversely affected by disclosure that would be required in connection with a registration to the material detriment of the Company, then the Company may delay such registration for a period of 90 days from the date of termination or disclosure of such activity or negotiations.

3.3	Registration Procedures

If and whenever the Company is required pursuant to Section 3 to effect a registration of Registrable Securities, the Company shall, subject to the provisions of Section 3:

(a) prepare and file with the Securities and Exchange Commission (the “SEC”) a Registration Statement covering such Registrable Securities and use commercially reasonable efforts to cause such Registration Statement to become effective and remain effective as provided herein;

(b) use commercially reasonable efforts to prepare and file with the SEC such amendments and supplements to such Registration Statement as may be necessary to keep such Registration Statement and prospectus used in connection therewith effective at least until the earlier of (i) 90 days after the effective date of such Registration Statement, and (ii) the completion of the distribution by the Lender of all of the Registrable Securities covered by such Registration Statement (the “Effectiveness Period”);

(c) furnish to the Lender such numbers of copies of a prospectus, including a preliminary prospectus, as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them;

(d) use commercially reasonable efforts to register or qualify the Registrable Securities covered by such Registration Statement under the securities or blue sky laws of such states within the United States as the Company may determine in its sole discretion, provided that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any state wherein it is not so qualified, subject itself to taxation in any state wherein it is not so subject, or take any action which would subject it to general service of process in any state wherein it is not so subject; and

(e) (i) notify the Lender if, to its knowledge, such Registration Statement, at the time it or any amendment thereto became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and, as promptly as practicable, prepare and file with the SEC a post-effective amendment to such Registration Statement and use commercially reasonable efforts to cause such post-effective amendment to become effective such that such Registration Statement, as so amended, shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (ii) notify the Lender at any time when a prospectus relating thereto is required to be delivered under the Act, if, to its knowledge, the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and, as promptly as practicable, prepare and furnish to such Lender a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(ii) the Lender agrees that upon receipt of any notice from the Company pursuant to Section 3.3(e)(i), the Lender will promptly discontinue the Lender’s disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until the Lender shall have received notice from the Company that such Registration Statement has been amended and/or copies of the supplemented or amended prospectus contemplated by Section 3.3 (e)(i) have been furnished. If so directed by the Company, the Lender will deliver to the Company all copies, other than permanent file copies, in the Lender’s possession of the prospectus covering such Registrable Securities at the time of receipt of such notice.

(f) in the event of any underwritten public offering, enter into an underwriting agreement, in usual and customary form, with the managing underwriter of such offering, and take all such customary actions in connection therewith;

(g) use its commercially reasonable efforts to cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed, if any or if applicable, to the extent such Registrable Securities satisfy applicable listing requirements;

(h) make available to the Lender the Company’s transfer agent and registrar to expedite and facilitate disposition by the Lender of Registrable Securities pursuant to any registration statement; and

(i) take all other commercially reasonable and customary actions necessary to expedite and facilitate disposition by the Lender of Registrable Securities pursuant to any Registration Statement.

3.4	Seller Information

The Company may require the Lender to furnish to the Company such information regarding the Lender and the distribution of such Registrable Securities as the Company may from time to time reasonably request and as shall be required by law in connection therewith. The Lender agrees to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Lender not materially false or misleading.

3.5	Registration Expenses

The Company shall pay all expenses arising from or incidental to the performance of, or compliance with, preparation, filing and maintaining the Registration Statement, provided that the Lender requesting such Registration shall bear any transfer taxes applicable to its Registrable Securities registered thereunder, customary (both as to type and amount) commissions or discounts payable to the underwriters, selling brokers, managers or other similar persons engaged in the distribution of any of the Registrable Securities, and the fees and expenses of the Lender’s own counsel.

3.6	Indemnification

(a)        Indemnification by the Company. To the extent permitted by law, the Company will indemnify, defend and hold harmless the Lender, the members, managers and officers of the Lender, any underwriter (as defined in the Act) for the Lender and each person, if any, who controls (within the meaning of Section 15 of the Act or Section 20 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) the Lender or such underwriter from and against any and all losses, claims, damages and liabilities, joint or several, (including, without limitation, reasonable legal fees and other expenses incurred in connection with any suit, or proceeding or any claim asserted) to which any of the foregoing may become subject, under the Act, Exchange Act, any state securities laws, or otherwise, based upon or arising out of any untrue statement or alleged untrue statement of a material fact in a Registration Statement, any prospectus or omission or alleged omission to state therein any material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company shall have no obligation to indemnify or hold harmless such persons in any such case for any such loss, claim, damage, liability or action if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Lender expressly for use in the preparation of such Registration Statement, prospectus, or amendment or supplement thereto; and provided further, however, that the Company shall have no obligation to indemnify or hold harmless Lender with respect to any prospectus, if the person asserting any claim purchased shares in the offering and if a copy of the prospectus was not sent or given by or on behalf of the Lender to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the shares to such person, and if the prospectus would have cured the defect giving rise to such claim.

(b) Indemnification by the Lender. To the extent permitted by law, the Lender will indemnify, defend and hold harmless the Company, its directors and officers and each person, if any, who controls (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) the Company from and against any and all losses, claims, damages and liabilities, joint or several, (including, without limitation, reasonable legal fees and other expenses incurred in connection with any suit or proceeding or any claim asserted) to which any of the foregoing may become subject, under the Act, the Exchange Act, any state securities laws, or otherwise, based upon or arising out of any untrue statement or alleged untrue statement of a material fact in a Registration Statement, any prospectus, or omission or alleged omission to state therein any material fact required to be stated therein or necessary to make the statements therein not misleading, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Lender expressly for use in the preparation of such Registration Statement or prospectus. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer of such Registrable Securities by such Lender.

(c) Indemnification Procedures. If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand (each, a “Proceeding”) shall be brought or asserted against any person in respect of which indemnification may be sought pursuant to either Section 3.6(a) or Section 3.6(b), such person (the “Indemnified Person”) shall promptly notify the person against whom such indemnification may be sought (the “Indemnifying Person”) in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under this Section 3.6 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure. If any such Proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person to represent in such Proceeding the Indemnified Person and any others entitled to indemnification pursuant to this Section 3.6. Any indemnification required to be made by an Indemnifying Party pursuant to this Section 3.6 shall be made by periodic payments to the Indemnified Party during the course of the action or proceeding, as and when bills are received by such Indemnifying Party with respect to an indemnifiable loss, claim, damage, liability or expense incurred by such Indemnified Party. In any such Proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person; or (iv) the named parties in any such Proceeding (including, without limitation, any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both such parties by the same counsel would be inappropriate due to actually or potentially differing interests between them. It is understood and agreed that the Indemnifying Person shall not, in connection with any Proceeding or related Proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate law firm (in addition to any reasonably necessary local counsel) for all Indemnified Persons. Any such separate firm (x) for the Lender, its members, managers or officers and any control persons of such Lender may only be designated in writing by the Lender and (y) in all other cases may only be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any Proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened Proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (A) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such Proceeding and (B) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

(d)        Other Remedies. If for any reason the foregoing indemnities are unavailable, or are insufficient to hold harmless an indemnified party, other than by reason of the exceptions provided therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities, actions, proceedings or expenses in such proportion as is appropriate to reflect the relative benefits to and faults of the indemnifying party on the one hand and the indemnified party on the other in connection with the offering of Registrable Securities (taking into account the portion of the proceeds of the offering realized by each such party) and the statements or omissions or alleged statements or omissions which resulted in such loss, claim, damage, liability, action, proceeding or expense, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statements or omissions. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. No party shall be liable for contribution under this Section 3.6(d) except to the extent and under such circumstances as such party would have been liable to indemnify under this Section 3.6 if such indemnification were enforceable under applicable law.

3.7	Termination of Piggy-Back Registration Rights

Notwithstanding anything to the contrary herein, all registration rights provided to Lender by the Company as set forth in this Section 3 (including the right of Lender to effect a Piggy-Back Request with respect to Registrable Securities to be included in an Incidental Registration) shall terminate and be of no further force or effect at 5:00 p.m. Eastern Time, on February 10, 2026, the one-year anniversary of the date of this Agreement.

4.	Miscellaneous
4.1	Survival of Warranties

The warranties, representations and covenants contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing.

4.2	Entire Agreement

This Agreement along with the Promissory Note and the Warrant constitute the entire agreement of the parties with respect to the Loan and the purchase and sale of the Securities and supersede any previous agreements between the parties related to the matters discussed herein.

4.3	Governing Law; Successors and Assigns

This Agreement shall for all purposes be governed by and construed in accordance with the laws of the state of Delaware without regard to conflicts of laws principles and shall be binding upon the heirs, personal representatives, executors, administrators, successors and assigns of the parties. The parties consent to the exclusive jurisdiction and venue in the state or federal courts sitting in Delaware.

4.4	Headings

The headings of the sections of this Agreement are for convenience of reference only and shall not by themselves determine the interpretation of this Agreement.

4.5	Currency

All dollar amounts are in U.S. dollars.

4.6	Counterparts

This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which together shall constitute one and the same instrument.

4.7	Severability

If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

4.8	Notices

Any notices and other communications in connection herewith shall be sufficiently given if sent by email or by registered or certified mail, postage prepaid, and properly addressed (a) if to the Company, to the address set forth above, and (b) if to the Lender, to the address set forth in Appendix I submitted by such Lender, or (c) to such other address as either the Lender or the Company shall designate to the other by notice in writing.

4.9	Federal Law Provisions

Neither the Lender, nor any person having a direct or indirect beneficial interest in the Securities to be acquired under this Agreement, appears on the Specially Designated Nationals and Blocked Person List of the Office of Foreign Assets Control in the United States Department of the Treasury. The Lender does not know or have any reason to suspect that (i) monies used to fund the Lender’s investment in Securities have been or will be derived from or related to any illegal activities; or (ii) the proceeds from the Lender’s investment in Securities will be used to finance any illegal activities.

4.10	Additional Information

The Lender agrees to provide the Company such additional information regarding the Lender as the Company may reasonably request in order to assure or demonstrate compliance with applicable securities or other laws or for any other legitimate purpose.

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IN WITNESS WHEREOF, the parties hereto have caused this Renewal and Amendment Agreement to be duly executed to evidence their acceptance of and agreement to the foregoing.

TEXAS MINERAL RESOURCES CORP.

By:
Name: Daniel Gorski
Title: Chief Executive Officer
Address:

Email Address:

LENDER

By:

Printed Name: [____________________]

Appendix I

Texas Mineral Resources Corp.

LENDER INFORMATION

[Please Print or Type]

Name of Lender (Print):	Name of Joint Lender (if any) (Print):
Social Security or Tax Identification Number of Lender:	Social Security or Tax Identification of Joint Lender (if any):
Mailing Address:	Residence Address (if other than mailing address):
Telephone Number (including Area Code):	Email Address:

EXHIBIT A

Form of Promissory Note

EXHIBIT B

Form of Warrant